UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report:  May 29, 1999


                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   0-21577                 84-1100630
(State or other jurisdiction of   (Commission File         (I.R.S. Employer
incorporation or organization)       Number)             Identification Number)

                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)





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                                TABLE OF CONTENTS


Item 2   Acquisition or Disposition of Assets.                3

Item 7   Exhibits to Reports on Form 8-K                      3

SIGNATURES                                                    3



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Item 2.  Acquisition or Disposition of Assets

On May 29, 1999, Wild Oats Markets, Inc. (the "Company") acquired all of the outstanding capital stock of Nature's Fresh Northwest, Inc., a Delaware corporation ("Nature's"), from General Nutrition, Incorporated ("GNI"). The capital stock was acquired for a purchase price of $40 million in cash and the assumption of certain liabilities of Nature's, including a $17 million previously outstanding promissory note payable to GNI. The purchase price for the capital stock was determined based on a percentage of the projected 12-month gross sales generated from six operating natural foods grocery stores owned by Nature's and three additional stores then under construction (one of which opened immediately prior to the Company's acquisition of the Nature's stock).

The cash portion of the purchase price was paid by a draw by the Company on an existing $80 million revolving line of credit extended by certain lenders to the Company (filed as Exhibit 10.12 to the Company's Annual Report on Form 10-K for the year ended January 2, 1999).

As part of the acquisition of the stock of Natures, the Company acquired seven operating natural food grocery stores located in the metropolitan Portland, Oregon area. The Company also acquired title to a parcel of real property owned by Natures and on which one of the operating stores is located, and leasehold interests in two additional sites on which stores are currently under construction. One of these stores is scheduled to open in the second quarter of 1999, and the other in the first quarter of 2000. The Company intends to continue to operate all of the existing stores and stores currently under development as natural food grocery stores. Immediately following the acquisition of the capital stock, Nature's was merged into the Company.

Financial statements required to be filed with this report on Form 8-K will be filed by amendment to this report within 60 days hereafter.

Item 7.  Financial Statements and Exhibits

(a) Financial statements for the business acquisition described above shall be filed by amendment to this report within 60 days hereafter.

(b) Any pro forma financial information required to be filed for the business acquisition described above shall be filed by amendment to this report witin 60 days hereafter.

(c) The following exhibits to this Form 8-K are filed pursuant to the requirements of Item 601 of Regulation S-K:



Exhibit Number  Description of Document
--------------  ----------------------------------------------------------------
2.1+ Stock Purchase Agreement between Nature's Fresh Northwest, Inc., General Nutrition Incorporated and Registrant dated April 22, 1999
--------------  ----------------------------------------------------------------
+ Included herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 14th day of June, 1999.

        Wild Oats Markets, Inc.

        By /s/ Mary Beth Lewis
               Mary Beth Lewis
               Chief Financial Officer and Vice President, Finance (Principal Financial and Accounting Officer)